EXHIBIT 10.3D

                 AMENDMENT NO. 1 TO CREDIT AGREEMENT AND WAIVER

         This Amendment No. 1 to Credit Agreement and Waiver (this "Agreement") dated as of May 5, 2006 is made by and among INFOCROSSING, INC., a Delaware corporation (the "Borrower"), BANK OF AMERICA, N.A., a national banking association organized and existing under the laws of the United States ("Bank of America"), in its capacity as administrative agent for the Lenders (as defined in the Credit Agreement (as defined below)) (in such capacity, the "Administrative Agent"), and each of the Lenders signatory hereto, and each of the Guarantors (as defined in the Credit Agreement) signatory hereto.

                              W I T N E S S E T H:

         WHEREAS, the Borrower, the Administrative Agent and the Lenders have entered into that certain Credit Agreement dated as of November 30, 2005 (as hereby amended and as from time to time hereafter further amended, modified, supplemented, restated, or amended and restated, the "Credit Agreement"; capitalized terms used in this Agreement not otherwise defined herein shall have the respective meanings given thereto in the Credit Agreement), pursuant to which the Lenders have made available to the Borrower a term loan facility and a revolving credit facility, including a letter of credit facility and a swing line facility; and

         WHEREAS, each of the Guarantors has entered into a Guaranty pursuant to which it has guaranteed the payment and performance of the obligations of the Borrower under the Credit Agreement and the other Loan Documents; and

         WHEREAS, the Borrower has advised the Administrative Agent and the Lenders that it desires to amend Section 2.06(b)(iv) of the Credit Agreement and to obtain a waiver of any Event of Default that may have occurred as a result of a violation thereof on or prior to the date hereof, and the Administrative Agent and the Lenders signatory hereto are willing to effect such amendment and waiver on the terms and conditions contained in this Agreement;

         NOW, THEREFORE, in consideration of the premises and further valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Amendments to Credit Agreement. Subject to the terms and conditions set forth herein, Section 2.06(b)(iv) of the Credit Agreement is hereby amended by deleting such section and replacing it with the following:

                  "(iv) Within ten (10) Business Days after each private or public issuance of Equity Interests of the Borrower or any of its Subsidiaries other than any issuance arising from the exercise of options for Equity Interests of the Borrower or any of its Subsidiaries, the Borrower shall prepay an aggregate principal amount of Loans equal to 50% of all Net Cash Proceeds received therefrom. Within three (3) Business Days after the last day of each fiscal quarter of the Borrower, the Borrower shall prepay an aggregate principal amount of Loans equal to 50% of all Net Cash Proceeds received from all issuances of Equity Interests of the Borrower or any of its Subsidiaries arising from the exercise of options for Equity Interests of the Borrower or any of its Subsidiaries during such fiscal quarter; provided that no prepayment shall be required for the first $500,000 in Net Cash Proceeds in any year received from such exercises of options. In each case, the Borrower shall provide the Administrative Agent not less than three (3) Business Days' prior written notice (or one (1) Business Day's prior written notice, in the case of prepayment of any Base Rate Loan) of each such prepayment, which notice shall include a certificate of a Responsible Officer of the Borrower setting forth in reasonable detail the calculations utilized in computing the Net Cash Proceeds of such issuance. Notwithstanding the application of this Section 2.06(b)(iv) to any issuance of Equity Interests that is not otherwise permitted under this Agreement, nothing in this Section 2.06(b)(iv) shall be deemed to permit any issuance of Equity Interests of the Borrower or any Subsidiary not expressly permitted under this Agreement or to constitute a waiver or cure of any Default or Event of Default that arises as a result of the issuance of any such Equity Interests that is not permitted under this Agreement."

2. Waiver and Agreement. Effective as of the date hereof, by the execution of this Agreement, the Administrative Agent and the Lenders signatory hereto hereby waive any Event of Default that may have occurred as a result of a violation of Section 2.06(b)(iv) on or prior to the date hereof. The Administrative Agent and the Lenders signatory hereto hereby agree that with respect to the issuance of Equity Interests arising from the exercise of options for Equity Interests of the Borrower or any of its Subsidiaries during the fiscal year of the Borrower ending December 31, 2006, the amendment set forth in Section 1 of this Agreement shall be deemed to have been in effect as of January 1, 2006.

3. Effectiveness; Conditions Precedent. The effectiveness of this Agreement and the amendment to the Credit Agreement, waiver and other agreements herein provided are subject to the satisfaction of the following conditions precedent:

(a) the Administrative Agent shall have received each of the following documents or instruments in form and substance reasonably acceptable to the Administrative Agent:

(i) a fully executed counterpart of this Agreement in original form or via telecopier or other electronic transmission (including .pdf format), duly executed by the Borrower, the Administrative Agent, each Guarantor and the Required Lenders, followed promptly by the delivery of four (4) original counterparts unless such delivery of originals with respect to any particular Lender is waived by the Administrative Agent;

(ii) such other documents, instruments, certifications, undertakings, further assurances and other matters as the Administrative Agent shall reasonably request; and

(b) all fees and expenses payable to the Administrative Agent and the Lenders (including the fees and expenses of counsel to the Administrative Agent) estimated to date shall have been paid in full (without prejudice to final settling of accounts for such fees and expenses).

4. Consent of the Guarantors. Each Guarantor hereby consents, acknowledges and agrees to the amendments set forth herein and hereby confirms and ratifies in all respects the Guaranty to which such Guarantor is a party (including without limitation the continuation of such Guarantor's payment and performance obligations thereunder upon and after the effectiveness of this Agreement and the amendments and waiver contemplated hereby) and the enforceability of such Guaranty against such Guarantor in accordance with its terms.

5. Representations and Warranties. In order to induce the Administrative Agent and the Lenders to enter into this Agreement, the Borrower represents and warrants to the Administrative Agent and the Lenders as follows:

(a) The representations and warranties made by each Loan Party in Article V of the Credit Agreement and in each of the other Loan Documents to which such Loan Party is a party are true and correct in all material respects (except that any representation and warranty that is qualified as written as to "materiality" or "Material Adverse Effect" shall be true and correct in all respects) on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (except that any representation and warranty that is qualified as written as to "materiality" or "Material Adverse Effect" shall be true and correct in all respects) as of such earlier date, and except that the representations and warranties contained in subsections (a) and (b) of
          Section 5.05 shall be deemed to refer to the most recent statements furnished pursuant to clauses (a), (b) and (c), respectively, of
          Section 6.01;

(b) The Persons appearing as Guarantors on the signature pages to this Agreement constitute all Persons who are required to be Guarantors pursuant to the terms of the Credit Agreement and the other Loan Documents, including without limitation all Persons who became Subsidiaries or were otherwise required to become Guarantors after the Closing Date, and each of such Persons has become and remains a party to a Guaranty as a Guarantor;

(c) This Agreement has been duly authorized, executed and delivered by the Borrower and Guarantors party hereto and constitutes a legal, valid and binding obligation of such parties, except as may be limited by general principles of equity or by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally; and

(d) After giving effect to this Agreement, no Default or Event of Default has occurred and is continuing.

6. Entire Agreement. This Agreement, together with all the Loan Documents (collectively, the "Relevant Documents"), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter. No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other in relation to the subject matter hereof or thereof. None of the terms or conditions of this Agreement may be changed, modified, waived or canceled orally or otherwise, except in writing and in accordance with Section 10.01 of the Credit Agreement.

7. Full Force and Effect of Agreement. Except as hereby specifically amended, modified or supplemented, the Credit Agreement and all other Loan Documents are hereby confirmed and ratified in all respects and shall be and remain in full force and effect according to their respective terms.

8. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed original counterpart of this Agreement.

9. Governing Law. This Agreement shall in all respects be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts executed and to be performed entirely within such State, and shall be further subject to the provisions of Sections
          10.14 and 10.15 of the Credit Agreement.

10. Enforceability. Should any one or more of the provisions of this Agreement be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

11. References. All references in any of the Loan Documents to the "Credit Agreement" shall mean the Credit Agreement, as amended hereby.

12. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Borrower, the Administrative Agent and each of the Guarantors and Lenders, and their respective successors, legal representatives, and assignees to the extent such assignees are permitted assignees as provided in Section 10.06 of the Credit Agreement.


                            [Signature pages follow.]

                 Amendment No. 1 to Credit Agreement and Waiver
                               Infocrossing, Inc.
                                 Signature Pages

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be made, executed and delivered by their duly authorized officers as of the day and year first above written.

                                BORROWER:

                                INFOCROSSING, INC.


                                By: /s/ Robert B. Wallach
                                    Name: Robert B. Wallach
                                    Title:     President


                                GUARANTORS:


                                  ETG, INC.
                                  INFOCROSSING SERVICES, INC.
                                  INFOCROSSING SOUTHEAST, INC.
                                  INFOCROSSING WEST, INC.
                                  INFOCROSSING HEALTHCARE SERVICES, INC.
                                  INFOCROSSING SERVICES SOUTHEAST, INC.
                                  INFOCROSSING SERVICES WEST, INC.


                                  By: /s/ William J. McHale
                                      Name: William J. McHale
                                      Title: Vice President



                                  (i)STRUCTURE, LLC


                                  By: /s/ William J. McHale
                                     Name: William J. McHale
                                     Title: Vice President

                                ADMINISTRATIVE AGENT:

                                BANK OF AMERICA, N.A., as Administrative Agent



                                By:        /s/ Madeline A. Ferrari
                                          Name: Madeline A. Ferrari
                                          Title: Vice President

                                LENDERS:

                                BANK OF AMERICA, N.A.



                                By: /s/ William S. Rowe
                                    Name: William S. Rowe
                                    Title:     Principal

                                GENERAL ELECTRIC CAPITAL CORPORATION



                                By: /s/ Brian P. Schwinn
                                    Name: Brian P. Schwinn
                                    Title:     Duly  Authorized Signatory

                                SOVEREIGN BANK


                                By:
                                                 -------------------------------
                                      Name:
                                                 -------------------------------
                                      Title:
                                                 -------------------------------

                                CIFC FUNDING 2006-I, LTD.

                                By: /s/ Sean O. Dougherty
                                    Name: Sean O. Dougherty
                                    Title: General Counsel